SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003

CHURCHILL DOWNS INCORPORATED
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 Commission file number	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

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This Current Report on Form 8-K/A is being filed as an amendment to Churchill Downs Incorporated’s Current Report on Form 8-K filed May 7, 2003, to delete information filed under Item 5 (which was referenced as Item 12) and to furnish such information under Item 9 with respect to Item 12.

ITEM 5.	Other Events and Regulation FD Disclosure

The information filed under this Item 5 with respect to Item 12 is deleted in its entirety.

ITEM 7.	Financial Statements and Exhibits (c) Exhibits (furnished pursuant to Item 12)

99.1 Earnings Press Release dated May 6, 2003.

ITEM 9.	Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

The registrant’s earnings press release dated May 6, 2003, reporting its first quarter 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K pursuant to the U.S. Securities and Exchange Commission’s interim filing guidance as set forth in Release No. 33-8216.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

May 14, 2003	\s\Michael E. Miller
Michael E. Miller
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Earnings Press Release dated May 6, 2003

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